UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 10/31/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS October 31, 2014 Unaudited

	Principal Amount	Value

Mortgage-Backed Obligations—0.5%

Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$128,969

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	87,095	82,129

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Cl. 1A2, 2.631%, 3/25/36[1]	78,689	74,282

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.357%, 12/25/35[1]	121,951	118,594

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[1]	126,183	126,026
Series 2007-AR8, Cl. A1, 3.109%, 11/25/37[1]	85,901	76,371

Total Mortgage-Backed Obligations (Cost $558,674)		606,371

Corporate Bonds and Notes—90.7%

Consumer Discretionary—13.0%

Auto Components—0.2%

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	285,000	287,240

Automobiles—1.5%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	272,000	411,989

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	858,000	992,745

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	418,000	499,510

		1,904,244

Diversified Consumer Services—0.4%

Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	500,000	492,500

Hotels, Restaurants & Leisure—0.7%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	240,000	241,099

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	612,866

		853,965

Household Durables—0.9%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	485,000	509,250

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	552,000	560,280

		1,069,530

Internet & Catalog Retail—0.3%

QVC, Inc., 4.85% Sr. Sec. Nts., 4/1/24	400,000	405,708

Media—5.3%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	543,000	673,864

British Sky Broadcasting Group plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	420,000	422,043

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	645,000	681,254

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	620,000	633,236

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	490,209

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	524,000	533,806

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	519,000	521,660

1      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[2]	$503,000	$503,629

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	730,000	727,038

Viacom, Inc., 4.25% Sr. Unsec. Nts., 9/1/23	525,000	542,130

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	750,000	819,806

		6,548,675

Specialty Retail—2.7%

Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	235,000	235,315

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	549,000	566,842

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	300,000	339,304

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	50,000	57,000
8.50% Sr. Unsec. Nts., 6/15/19	450,000	540,000

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	572,000	566,994

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	475,000	508,250

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	464,440

		3,278,145

Textiles, Apparel & Luxury Goods—1.0%

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	485,000	529,863

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	670,000	670,000

		1,199,863

Consumer Staples—5.3%

Beverages—1.5%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	445,000	679,483

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	498,480

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	386,976

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	275,000	297,209

		1,862,148

Food & Staples Retailing—1.3%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	417,000	446,439

Sysco Corp., 3.50% Sr. Unsec. Nts., 10/2/24	600,000	611,837

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	450,000	471,010

		1,529,286

Food Products—2.0%

Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41[1]	572,000	709,989

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	733,000	908,632

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	281,000	285,917

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	571,000	601,731

		2,506,269

Tobacco—0.5%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	370,000	635,826

Energy—12.1%

Energy Equipment & Services—1.4%

Nabors Industries, Inc.:
4.625% Sr. Unsec. Nts., 9/15/21	440,000	464,710

2      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Nabors Industries, Inc.: (Continued)
5.00% Sr. Unsec. Nts., 9/15/20	$272,000	$296,697

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	305,000	313,408

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	590,000	626,595

		1,701,410

Oil, Gas & Consumable Fuels—10.7%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	919,000	906,268
6.20% Sr. Unsec. Nts., 3/15/40	458,000	551,019

California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21[2]	590,000	602,538

Canadian Oil Sands Ltd., 4.50% Sr. Unsec. Nts., 4/1/22[2]	500,000	530,515

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	696,000	709,050

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	182,000	190,898

DCP Midstream Operating LP:
2.70% Sr. Unsec. Nts., 4/1/19	404,000	405,438
3.875% Sr. Unsec. Nts., 3/15/23	175,000	175,424

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	745,000	752,789
4.40% Sr. Unsec. Nts., 4/1/24	400,000	421,571

Enterprise Products Operating LLC:
3.35% Sr. Unsec. Nts., 3/15/23	475,000	471,552
3.75% Sr. Unsec. Nts., 2/15/25	396,000	397,986

Kinder Morgan Energy Partners LP:
4.15% Sr. Unsec. Nts., 2/1/24	425,000	421,428
4.25% Sr. Unsec. Nts., 9/1/24	650,000	648,153

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	310,000	328,600

Marathon Petroleum Corp., 6.50% Sr. Unsec. Nts., 3/1/41	200,000	241,111

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	923,597
5.45% Sr. Unsec. Nts., 10/14/21[2]	570,000	632,759

Regency Energy Partners LP/Regency Energy Finance Corp., 5.75% Sr. Unsec. Nts., 9/1/20	500,000	533,750

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	528,000	537,378

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	438,102
4.75% Sr. Unsec. Nts., 3/15/24	313,000	339,727

TransCanada PipeLines Ltd., 5% Sr. Unsec. Nts., 10/16/43	299,000	321,257

Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	500,000	583,018

Williams Partners LP, 4% Sr. Unsec. Nts., 11/15/21	400,000	416,786

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	681,000	738,936

		13,219,650

Financials—27.4%

Capital Markets—5.9%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	427,000	431,044

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	484,000	516,503

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	320,000	364,459

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	730,000	746,517
6.25% Sr. Unsec. Nts., 2/1/41	355,000	441,465
5.70% Jr. Sub. Perpetual Bonds, Series L1,3	601,000	616,776

3      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Capital Markets (Continued)

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	$275,000	$291,890

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	495,000	568,830

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	1,169,000	1,243,506
5.45% Jr. Sub. Perpetual Bonds, Series H1,3	550,000	553,266

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	761,351

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,3]	690,000	718,842

		7,254,449

Commercial Banks—12.4%

Bank of America Corp.:
4.20% Sub. Nts., 8/26/24	556,000	560,412
7.75% Jr. Sub. Nts., 5/14/38	581,000	810,155
8.00% Jr. Sub. Perpetual Bonds, Series K1,3	570,000	616,313

Barclays Bank plc, 3.75% Sr. Unsec. Nts., 5/15/24	410,000	416,234

CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	600,000	605,250

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	362,496
5.50% Sub. Nts., 9/13/25	700,000	777,008
5.95% Jr. Sub. Perpetual Bonds, Series D1,3	620,000	616,900

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	537,000	622,737

Compass Bank, 2.75% Sr. Unsec. Nts., 9/29/19	1,200,000	1,210,068

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,3]	123,000	131,072
8.375% Jr. Sub. Perpetual Bonds[1,3,4]	517,000	601,659

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	560,000	574,000

HSBC Holdings plc, 5.25% Sub. Nts., 3/14/44	250,000	272,374

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	560,000	548,106

JPMorgan Chase & Co.:
3.875% Sub. Nts., 9/10/24	476,000	474,619
6.75% Jr. Sub. Perpetual Bonds, Series S1,3	1,140,000	1,206,804

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[2]	723,000	837,215

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,3]	565,000	610,200

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,3,4]	780,000	822,900

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,3]	500,000	524,375

Regions Bank, 7.50% Sub. Nts., 5/15/18	400,000	469,664

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,3]	590,000	625,400

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S1,3	994,000	1,024,416

		15,320,377

Consumer Finance—0.9%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	582,000	612,555

Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	260,000	263,029
3.75% Sr. Unsec. Nts., 8/15/21	195,000	199,081

		1,074,665

Diversified Financial Services—1.5%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	415,000	409,835

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	602,000	632,570

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	173,781

4      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Financial Services (Continued)

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	$603,000	$606,015

		1,822,201

Insurance—5.5%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	357,000	383,517

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	376,000	391,650

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	353,000	373,428

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	700,000	725,943

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	392,000	405,996
4.85% Sr. Unsec. Nts., 8/1/44[2]	342,000	343,830

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[1]	1,530,000	1,564,425

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[1]	309,000	310,159

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,4]	1,156,000	1,218,135

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	629,000	633,339

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,4]	410,000	442,800

		6,793,222

Real Estate Investment Trusts (REITs)—1.2%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	280,000	305,539
5.90% Sr. Unsec. Nts., 11/1/21	390,000	438,828

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	440,000	435,600

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	342,000	349,519

		1,529,486

Health Care—2.8%

Biotechnology—0.3%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	327,610

Health Care Equipment & Supplies—0.3%

CareFusion Corp., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	386,859

Health Care Providers & Services—0.7%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[2]	450,000	472,500

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	405,000	443,475

		915,975

Life Sciences Tools & Services—0.3%

Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	301,000	315,583

Pharmaceuticals—1.2%

Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	402,931

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	249,832

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	400,000	433,408

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	448,000	443,520

		1,529,691

5      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Industrials—7.1%

Aerospace & Defense—1.7%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	$455,000	$508,462

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2]	396,000	399,245

L-3 Communications Corp., 3.95% Sr. Unsec. Nts., 5/28/24	369,000	370,445

Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	287,000	281,544

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25[5]	230,000	230,704
4.30% Sr. Unsec. Nts., 3/1/24	327,000	339,437

		2,129,837

Air Freight & Couriers—0.2%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	298,714

Building Products—0.5%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	579,000	583,622

Commercial Services & Supplies—1.1%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	414,032

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	864,000	883,323

		1,297,355

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	285,000	282,863

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B1,3	460,000	505,443

Machinery—1.4%

Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	220,000	227,979

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	352,206

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	497,000	522,968

Trinity Industries, Inc., 4.55% Sr. Unsec. Nts., 10/1/24	661,000	646,004

		1,749,157

Road & Rail—0.7%

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	425,000	410,047

Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	443,000	460,704

		870,751

Trading Companies & Distributors—0.9%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	469,000	476,035

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	570,000	616,313

		1,092,348

6      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Information Technology—3.3%

Communications Equipment—0.4%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	$550,000	$535,988

Electronic Equipment, Instruments, & Components—0.9%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	625,505

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	464,424

		1,089,929

Internet Software & Services—0.4%

IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	435,000	450,225

IT Services—0.3%

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	365,000	363,401

Semiconductors & Semiconductor Equipment—0.2%

Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	297,292

Software—0.3%

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	371,767

Technology Hardware, Storage & Peripherals—0.8%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	381,000	399,647

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[2]	590,000	609,175

		1,008,822

Materials—7.3%

Chemicals—2.1%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	530,000	525,920

LYB International Finance BV, 4% Sr. Unsec. Nts., 7/15/23	400,000	415,464

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	550,000	554,125

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	400,000	419,100

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	497,000	484,711

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	227,829

		2,627,149

Containers & Packaging—2.2%

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	600,000	592,500

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	219,803
4.50% Sr. Unsec. Nts., 11/1/23	440,000	467,774

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	860,000	879,977

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	529,000	542,225

		2,702,279

Metals & Mining—2.9%

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	458,000	484,242

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	437,000	459,550

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	375,000	360,459

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	256,646

Freeport-McMoRan, Inc.:
3.875% Sr. Unsec. Nts., 3/15/23	350,000	346,406

7      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Metals & Mining (Continued)

Freeport-McMoRan, Inc.: (Continued)
5.45% Sr. Unsec. Nts., 3/15/43	$190,000	$197,352

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	610,000	618,601

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	265,000	249,495

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24[2]	600,000	587,965

		3,560,716

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	180,000	177,874

Telecommunication Services—6.3%

Diversified Telecommunication Services—5.6%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	745,000	698,229

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	451,000	713,440

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	600,000	660,000

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	500,000	540,000

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	416,000	472,160

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	375,000	482,960

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	560,000	586,600

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	396,315
4.40% Sr. Unsec. Nts., 11/1/34	49,000	48,007
4.50% Sr. Unsec. Nts., 9/15/20	1,170,000	1,271,278
5.012% Sr. Unsec. Nts., 8/21/54[2]	321,000	330,369
6.40% Sr. Unsec. Nts., 2/15/38	404,000	495,584
6.55% Sr. Unsec. Nts., 9/15/43	182,000	230,099

		6,925,041

Wireless Telecommunication Services—0.7%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	422,000	403,284

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	190,000	178,248
6.25% Sr. Unsec. Nts., 11/30/32	213,000	253,314

		834,846

Utilities—6.1%

Electric Utilities—4.3%

American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	239,000	246,907
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	515,121

Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	491,529

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[2]	450,000	485,096

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	405,000	423,192

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	340,149

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	667,000	674,797
5.30% Sr. Unsec. Nts., 7/1/43	173,000	192,002

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	324,000	346,332

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	139,208

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	556,549

8      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	$858,000	$969,229

		5,380,111

Independent Power and Renewable Electricity Producers—0.1%

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[2]	94,000	97,995

Multi-Utilities—1.7%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	288,397

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	373,703
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	466,000	522,763

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	361,862

Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	173,740

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	344,820

		2,065,285

Total Corporate Bonds and Notes (Cost $108,877,459)		112,063,387
	Shares

Investment Company—7.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[6,7] (Cost $8,930,611)	8,930,611	8,930,611

Total Investments, at Value (Cost $118,366,744)	98 .4%	121,600,369

Net Other Assets (Liabilities)	1 .6	1,986,346

Net Assets	100 .0%	$123,586,715

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,891,338 or 16.10% of the Fund’s net assets as of October 31, 2014.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Restricted security. The aggregate value of restricted securities as of October 31, 2014 was $3,085,494, which represents 2.50% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-10/30/14	$599,502	$601,659	$2,157
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	791,808	822,900	31,092
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	9/21/10-1/14/13	1,169,762	1,218,135	48,373
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	429,413	442,800	13,387

		$2,990,485	$3,085,494	$95,009

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after October 31, 2014. See accompanying Notes.

6. Rate shown is the 7-day yield as of October 31, 2014.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended October 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares October 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	5,684,706	18,273,563	15,027,658	8,930,611
			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 8,930,611	$ 1,842

Futures Contracts as of October 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	12/19/14	11	$1,552,031	$(5,617)
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	198	25,019,157	3,285
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/14	188	41,277,750	49,182
United States Treasury Nts., 5 yr.	CBT	Sell	12/31/14	4	477,719	(418)

						$46,432

Glossary:

Exchange

Abbreviations

CBT                    Chicago Board of Trade

10      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS October 31, 2014 Unaudited

Oppenheimer Corporate Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of October 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$229,777

11      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and

12      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

13      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of October 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$606,371	$—	$606,371
Corporate Bonds and Notes	—	112,063,387	—	112,063,387
Investment Company	8,930,611	—	—	8,930,611

Total Investments, at Value	8,930,611	112,669,758	—	121,600,369
Other Financial Instruments:
Futures Contracts	52,467	—	—	52,467

Total Assets	$8,983,078	$112,669,758	$—	$121,652,836

Liabilities Table
Other Financial Instruments:
Futures Contracts	(6,035)	—	—	(6,035)

Total Liabilities	$(6,035)	$—	$—	$(6,035)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

14      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of

15      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

16      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended October 31, 2014, the Fund had an ending monthly average market value of $27,526,983 and $23,006,502 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

17      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of October 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

 Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$118,386,189
Federal tax cost of other investments	17,286,473

Total federal tax cost	$135,672,662

Gross unrealized appreciation	$3,548,708
Gross unrealized depreciation	(288,096)

Net unrealized appreciation	$3,260,612

18      OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 12/12/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 12/12/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 12/12/2014